THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 9, 2016 (this “Amendment”), among KNOWLES CORPORATION (the “Company”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as the Administrative Agent. WITNESSETH: WHEREAS, the Company, the Luxembourg Borrower, the Lenders and the Administrative Agent previously entered into that certain Credit Agreement dated as of January 27, 2014, as amended and restated as of December 31, 2014 (as amended by the First Amendment dated as of April 17, 2015, and as further amended by the Second Amendment dated as of November 19, 2015, the “Credit Agreement”; capitalized terms used and not otherwise defined herein have the meanings set forth in the Credit Agreement); WHEREAS, the Company has requested that the Lenders agree to amend the definition of “Consolidated EBITDA” in the Credit Agreement as set forth herein; and WHEREAS, the Company, the Administrative Agent and the Lenders party hereto, constituting the Required Lenders, have so agreed on the terms and subject to the conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by (i) moving the definition of “Consolidated Cash Interest Expense” to its appropriate alphabetical order and (ii) adding the following new definition thereto (in appropriate alphabetical order): “Speakers and Receivers Discontinued Operations” means operations (including assets held for sale) comprising the speakers and receivers business of the Company and its Subsidiaries that shall have been disposed of, abandoned or discontinued or which are being held for sale. 2. Amendment to Definition of “Applicable Rate”. The definition of “Applicable Rate,” in Section 1.01 of the Credit Agreement is hereby amended by inserting the words “(determined for this purpose taking into account the proviso at the end of clause (a) of the definition of Consolidated EBITDA)” immediately after the phrase “Leverage Ratio” in the first paragraph therein. 3. Amendment to Definition of “Consolidated EBITDA”. (a) The definition of “Consolidated EBITDA,” in Section 1.01 of the Credit Agreement is hereby amended to (i) delete the word “and” at the end of subclauses (xi) and (xii) of clause (a), (ii) replace the semicolon at the end of subclause (xiii) of clause (a) with “,” and (iii) insert the following new subclauses (xiv) and (xv):

2 “(xiv) with respect to any fiscal quarter ending on or prior to December 31, 2016, the amount by which Consolidated Net Income for such quarter shall have been reduced by net losses for such quarter attributable to the Speakers and Receivers Discontinued Operations, and (xv) with respect to any fiscal quarter ending on or prior to March 31, 2017, cash costs and cash expenses (including those consisting of costs and expenses associated with inventory, severance costs, relocation costs, integration costs, other business optimization costs, expenses or reserves, signing costs, retention or completion bonuses, transition costs, costs related to the closure or consolidation of facilities or curtailments, new systems design and implementation costs and modifications to pension and post-retirement employee benefit plans (including any settlement of pension liabilities)) to the extent incurred by the Company and its Subsidiaries in connection with the Speakers and Receivers Discontinued Operations (but excluding (A) any such cash costs and cash expenses reflected in the net losses for such quarter attributable to the Speakers and Receivers Discontinued Operations referred to in clause (a)(xiv) and (B) any such cash costs and cash expenses in respect of noncash items added back in computing Consolidated EBITDA for any prior quarter); provided, that the aggregate amount added back pursuant to this clause (xv) in the determination of Consolidated EBITDA for all periods shall not exceed $45,000,000;” (b) The proviso to clause (a) of the definition of “Consolidated EBITDA,” as set forth in Section 1.01, is hereby amended and restated in its entirety to read as follows: “provided that (A) any cash payment made with respect to any noncash items added back in computing Consolidated EBITDA for any prior period pursuant to this clause (a) shall be subtracted in computing Consolidated EBITDA for the period in which such cash payment is made, (B) the aggregate adjustments in any period of four consecutive fiscal quarters of the Company attributable to cash items under clauses (a)(v)(B), (a)(ix) and (a)(x)(B) shall not account for more than 15% of Consolidated EBITDA for such period, other than with respect to any fiscal quarter occurring in the fiscal year 2014, which may be added back without limitation (except with regard to calculating the Leverage Ratio solely for purposes of determining the Applicable Rate, in which case the 15% cap set forth above shall apply) and (C) in calculating the Leverage Ratio solely for purposes of determining the Applicable Rate, clauses (a)(xiv) and (a)(xv) shall be disregarded; and minus” 4. Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions precedent shall have been satisfied: (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects, in each case on and as of the date hereof as if made on and as of such date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be true and correct in all material respects as of the prior date;

3 (b) The Company shall have paid to the Administrative Agent, for the account of each Lender that shall have executed and delivered a counterpart of this Amendment on or before 12:00pm EDT on February 9, 2016, an amendment fee equal to 0.05% of the sum of (i) the aggregate amount of such Lender’s Revolving Commitment and (ii) the aggregate principal amount of such Lender’s Tranche A Term Loans, in each case as of the Effective Date; (c) Pursuant to Section 2.07 of the Credit Agreement, the Company shall have permanently reduced the Aggregate Revolving Commitment to $300,000,000; (d) As of the date hereof and immediately after giving effect to this Amendment no Default shall have occurred and be continuing; and (e) The Administrative Agent shall have received either (i) counterparts of this Amendment that, when taken together, bear the signatures of (A) the Company, (B) the Required Lenders, and (C) the Administrative Agent or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that each such party has signed a counterpart of this Amendment. 5. Counterparts; Effectiveness; Entirety. (a) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. (b) Except as expressly set forth herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments contained herein shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement or for any other purpose except as expressly set forth herein. (c) This Amendment, the Credit Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. 6. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. 7. Governing Law; Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4 (b) This Amendment shall be deemed to be a Loan Document. (c) The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment. [Signature Pages Follow]

[Signature Page to Third Amendment] IN WITNESS WHEREOF, the parties hereto have caused this amendment to be duly executed by their respective authorized officers as of the day and year first above written. KNOWLES CORPORATION by _________________________ Name: John S. Anderson Title: Senior Vice President and Chief Financial Officer JPMORGAN CHASE BANK N.A., individually and as Administrative Agent by _________________________ Name: Title:

[Signature Page to Third Amendment] SIGNATURE PAGE TO THIRD AMENDMENT TO KNOWLES CORPORATION CREDIT AGREEMENT Name of Lender:____________________________________ by Name: Title: For any Lender requiring a second signature line: by Name: Title: